UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 27, 2008

VERTIS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 WEST PRATT STREET BALTIMORE, MARYLAND		21201
(Address of principal executive offices)		(Zip Code)

(410) 528-9800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

As previously disclosed, on July 15, 2008, Vertis Holdings, Inc., Vertis, Inc. (the “Company”), and certain of the Company’s direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).  The Chapter 11 cases are being jointly administered under the caption In re Vertis Holdings, Inc., Chapter 11 Case No. 08-11460 (CSS) (jointly administered) (the “Chapter 11 Case”).  As previously disclosed, on August 26, 2008, the Bankruptcy Court entered an order (the “Confirmation Order”) (i) approving the Disclosure Statement (the “Disclosure Statement”) relating to the Debtors’ pre-packaged chapter 11 plan of reorganization (the “Plan”) and the Debtors’ procedures for soliciting votes on the Plan and (ii) confirming the Plan.  The Disclosure Statement was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 11, 2008. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, was attached hereto as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 27, 2008.  The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

On August 27, 2008, the Company filed its monthly operating report for the month of July 31, 2008, with the Bankruptcy Court in connection with its Chapter 11 Case. A copy of the monthly operating report is provided hereunder as Exhibit 99.01.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the company. The monthly operating report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee.  The monthly operating report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the securities of the registrants, the monthly operating report contains any information beyond that required by the Office of the United States Trustee.  The monthly operating report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the monthly operating report should not be viewed as indicative of future results.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.01  Monthly Operating Report for the month ended July 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERTIS, INC.

Date: August 28, 2008	By:/s/ Barry C. Kohn
	Name:	Barry C. Kohn
	Title:	Chief Financial Officer